UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 5, 2015
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)

2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition
On November 5, 2015, Workiva Inc. ("Workiva") issued a press release announcing its results for the quarter ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 7 - Regulation FD
Item 7.01 - Regulation FD Disclosure
One of our founders, Joseph H. Howell, Executive Vice President for Strategic Solutions, entered into a written trading plan in accordance with Rule 10b5-1 of the Exchange Act (a "10b5-1 Plan"), in August 2015.
Pursuant to the 10b5-1 plan, Mr. Howell plans to sell 24,000 shares of Class A common stock per quarter starting in December 2015 and continuing through the third quarter of 2017, unless terminated earlier. The first sale under the plan will not occur prior to December 11, 2015. Total sales under the 10b5-1 Plan will not exceed 192,000 shares of Class A Common Stock, which represents less than 25% of Mr. Howell's current beneficial ownership of Workiva Class A Common Stock.  Mr. Howell, who is 63 years old, entered into the 10b5-1 Plan for tax and financial planning purposes.
The above-described 10b5-1 Plan was adopted during an authorized trading period and when Mr. Howell was not in possession of material non-public information. Transactions under this 10b5-1 Plan will be reported through Form 144 and Form 4 filings made with the Securities and Exchange Commission, as appropriate.
The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. By furnishing the information in this Item 7.01, the Company is making no admission as to the materiality of such information.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release entitled "Workiva Announces Third Quarter 2015 Financial Results" dated November 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of November, 2015.

WORKIVA INC.

By:	/s/ J. Stuart Miller
Name:	J. Stuart Miller
Title:	Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled "Workiva Announces Third Quarter 2015 Financial Results" dated November 5, 2015.